SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                              JULY 26, 2000
                            ----------------
                            (Date of Report)



                             ENTROPIN, INC.
          -----------------------------------------------------
         (Exact Name of Registrant as specified in its charter)


         COLORADO               33-23693              84-1090424
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission           (IRS Employer
     of incorporation)        File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
      ------------------------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
          ----------------------------------------------------
           (Registrant's telephone number including area code)

                                   N/A
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") has executed a letter of intent to engage Glenmere Clinical Research, Inc. ("GCR") to provide the continuing depth of assistance and expertise required for the remaining clinical and regulatory processes of preparing, submitting, filing and finalizing approval of a New Drug Application for Esterom(R). GCR will continue as a replacement for Western Center for Clinical Studies, Inc. ("WCCS"), who completed the enrollment process for the phase IIIA clinical trials. Upon completion of such enrollment, Entropin and WCCS negotiated the termination of their clinical and regulatory consulting agreements as of July 10, 2000.


                               SIGNATURES
                               ----------



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
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 26, 2000              ENTROPIN, INC.



                                 By      /s/ Thomas G. Tachovsky
                                    ------------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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